The Salomon Brothers
Fund Inc

Annual Report

DECEMBER 31, 1998

---------------------------------------
      Salomon Brothers Asset Management
      ---------------------------------------

SALOMON BROTHERS FUND INC

To Our Shareholders

The Salomon Brothers Fund Inc
7 World Trade Center
New York, NY  10048

February 19, 1999

MARKET OVERVIEW & PORTFOLIO HIGHLIGHTS

During 1998, the Salomon Brothers Fund returned 21.3% based on net asset value per share and assuming the distributions from income and capital gains were reinvested in additional shares of the Fund. The S&P 500 index rose 28.6%, an unprecedented fourth consecutive year of more than 20% annual performance. The stock market's leadership was narrow, with the largest 20 companies up 55%, while the next 480 stocks rose only 16%. Microsoft alone was responsible for over one quarter of the increase in value of the entire stock market! In contrast to the smooth seas of the past three years, financial markets were choppy in 1998. The stock market rose 23% throughout July 17, only to swoon back to a 0% gain on October 7, before returning to new highs in December.

THE REVERBERATIONS FROM THE ASIAN CRISIS propelled the market swings in 1998. During the first half of the year, the market was led by defensive names; the pharmaceuticals, consumer products and telecommunications companies. Commodity and cyclical companies rebounded in the first quarter on hopes that the brunt of Asia's crisis had already been felt, only to fall sharply in the second quarter as US GDP growth slowed to 1.4%. The collapse of the Russian ruble in August and the near failure of Long Term Capital Management crushed financial stocks during the third quarter. By year end the Federal Reserve had taken aggressive action making three interest rate cuts which drove the market to new highs, led by the technology and telecommunications sectors.

SIGNIFICANT CONTRIBUTORS to the fund's 1999 performance included MCI WorldCom, IBM and Viacom. The Fund is well diversified, with overweighted sectors including basic industries and transportation. The fund has underweight positions in capital goods and health care. While the average holding is less expensive than the US market, the Fund's holdings are expected to grow more rapidly than the market.

OUTLOOK

Our outlook for the stock market in 1999 is one of cautious optimism. We expect the US economy to have a positive influence on stocks, as the three interest rate cuts in the fall of 1998 should lead to an acceleration in earnings during 1999. The Asian crisis seems to have bottomed. Inflation is low, giving the Federal Reserve room to ease if further problems in the world's economies warrant action. Our chief concern is that stock market valuations are very high. Internet stocks, and to a lesser degree the entire technology sector, appear to be irrationally priced.

FOR THE FIRST TIME in three years, significant valuation disparities are emerging between industry groups. The defensive sectors are expensive, while basic industries and cyclicals are more attractively valued. We are currently finding opportunities in consistent growers that have fallen in price, and are nibbling at cyclicals where we feel that the price declines are overdone. We believe that the macroeconomic environment continues to favor long-term financial assets.

THE FUND INTENDS to repurchase shares of its stock at such times and prices and in such amounts as is deemed advisable. We will report all repurchases to shareholders semi-annually. The Fund made no share repurchases during 1998.

THE AUTOMATIC DIVIDEND REINVESTMENT and Cash Payment Plan (the "Plan") remains a popular service for many shareholders seeking to build their holdings in the Fund. Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the "Plan Agent", in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. With respect to the December 1998 dividends, the Plan Agent purchased 671,700 shares on behalf of participants in the Dividend Reinvestment Plan for a net total of $12,222,886 and 3,562,403 shares were issued to participants.

THE PLAN OFFERS participants three different reinvestment options: (1) shareholders may have all of their net investment income dividends and capital gain distributions (short-term and long-term)

SALOMON BROTHERS FUND INC

automatically reinvested; (2) shareholders may have all of their net investment income dividends paid in cash and all of their capital gain distributions (short-term and long-term) automatically reinvested; or (3) shareholders may have their net investment income dividends automatically reinvested and their capital gain distributions (short-term and long-term) paid in cash. A new shareholder or new participant will be deemed to have chosen option (1) unless the Plan Agent is notified of a change in election. Additional information regarding these additional optional features of the Plan can be obtained from the Plan Agent, by calling 1-800-432-8224.

SHAREHOLDERS OF THE FUND may call 1-888-777-0102, toll free, 24 hours a day to obtain account information, including account values, portfolio breakdown and performance information. For information concerning your Salomon Brothers Fund stock account, please call the Bank of New York at 1-800-432-8224.

ALL OF US AT Salomon Brothers Asset Management Inc appreciate the confidence you have demonstrated in the past and hopes to continue to serve you in future years.

                                                  Cordially,


                                                  /s/ Heath B. McLendon
                                                  HEATH B. MCLENDON
                                                  Chairman and President


SPECIAL SHAREHOLDER NOTICE. In August, 1998, Michael A. Kagan became portfolio manager of the Fund, primarily responsible for the Fund's day-to-day investments. Mr. Kagan is a Director of Salomon Brothers Asset Management Inc, which he joined in 1994, and had been co-manager of the portfolio since September, 1995.

--------------------------------------------------------------------------------
IMPORTANT MESSAGE TO SHAREHOLDERS

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund's former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

                                            The Bank of  New York
                                            Receive and Deliver Department-11W
                                            Church Street Station
                                            P.O. Box 11002
                                            New York, New York 10286-1002

SALOMON BROTHERS FUND INC

Investment Policy

The Salomon Brothers Fund's investment policy has been to concentrate a large portion of its investments in common stocks. Companies whose stocks are selected generally have strong positions in industries with the potential to grow faster than the economy as a whole. Investments are monitored carefully and are changed from time to time into holdings we believe offer more favorable opportunities in light of changing economic, social and political conditions. The common thread of the Fund's policy has been to seek out and to hold common stocks of well-managed, favorably situated companies we expect will produce above-average earnings and dividend growth over time. At the same time, we also look for opportunities in turnaround situations and in securities that appear to be priced substantially lower than their intrinsic value. While current income is not a primary consideration, we are mindful of the income needs of our shareholders.

For the core of our holdings, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses.

The experience of investors generally shows the great difficulty of consistently predicting turns in the stock market. There is often the risk that the investor will become too pessimistic about stocks when their prices are depressed and sell near the bottom or become overly optimistic when their prices are high and buy near the top. In our opinion, this natural propensity often accounts for the poor long-term investment results of many individuals and institutions. For this reason, the Fund has generally maintained a rather fully invested position in equities rather than attempting to switch back and forth between equities and large reserves of cash, short-term instruments and bonds.

From time to time, the Fund may invest in public utility common stocks when it believes their prices are particularly depressed and total return (price appreciation plus dividends) from such investments is likely to sufficiently exceed the yield available from money market instruments to warrant the investments.

As a general rule, the Fund invests for the longer term. We do not trade in and out of individual securities on the basis of intermediate price fluctuations, nor do we attempt to guess the direction of market cycles by continually shifting from a fully invested to a partially invested position. Even so, we reappraise our holdings, take profits or losses from time to time and raise cash to reinvest in newly emerging areas of interest, within the scope of investment policy.

SUMMARY (unaudited)
--------------------------------------------------------------------------------
                                        For the Year Ended December 31
--------------------------------------------------------------------------------
                                 1998      1997      1996     1995      1994
                                 ----      ----      ----     ----      ----

Net Assets (in millions)       $ 1,686   $ 1,545   $ 1,441   $ 1,291   $ 1,087
Shares Outstanding (000's)      89,907    83,477    83,477    83,657    84,407
Net Assets Per Share           $ 18.76   $ 18.51   $ 17.26   $ 15.43   $ 12.88
Distributions                  $ 3.459   $  2.95   $ 2.425   $  1.84   $ 1.725
Market Price Per Share         $18.188   $17.688   $16.000   $13.375   $10.625
Discount from NAV at Year End    (3.05)%   (4.44)%   (7.30)%  (13.32)%  (17.51)%
Market Price Range (NYSE, symbol SBF):
   High                        $19.813   $19.688   $17.000   $14.125   $13.875
   Low                         $14.750   $14.875   $13.250   $10.625   $10.500

1998 DISTRIBUTIONS DECLARED (unaudited)
--------------------------------------------------------------------------------


                                       Net             Short Term        Long Term   Total Payment
Payment Date     Record Date     Investment Income    Capital Gains    Capital Gains   Per Share
--------------------------------------------------------------------------------------------------
February         February             $  -            $  -            $ .32         $ .32
May              May                    .05              -                -           .05
August           July                   .05             .015            .265          .33
November         November               .10              -                -           .10
December         December               .069            .065           2.525         2.659
                                      ----------------------------------------------------
Total                                 $ .269          $ .08           $3.11*        $3.459
                                      ====================================================

* Consists of $.105 of 28% gain and $3.005 from 20% gain.

------------------------------------------------------------------------------------------
                                                                                    Page 3

SALOMON BROTHERS FUND INC

Automatic Dividend Reinvestment
and Cash Payment Plans

DIVIDEND REINVESTMENT

The Automatic Dividend Reinvestment Plan ("DRPlan"), administered by The Bank of New York as DR Plan Agent for shareholders of The Salomon Brothers Fund Inc (the "Fund"), offers you a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional full and fractional shares of capital stock of the Fund.

Shareholders may enroll by simply completing the enclosed Authorization Card with the exception of those shares that are held in the name of a broker or nominee.

Money from dividends and distributions can lie idle for months at a time; however, with the DRPlan your dividends and distributions are promptly invested for you, automatically by The Bank of New York, DRPlan agent, and you will receive statements from the Agent to simplify your personal records.

THE CASH PAYMENT PLAN

The Cash Payment Plan allows you to purchase shares of the Fund conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of the Fund. You may make these payments regularly or from time to time. You may also vary the amount of each optional payment as long as it is at least $25.00.

COST TO YOU

Except as specifically noted, you will not bear any costs of administering the Plan. You pay only your proportionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

TO ENROLL

The complete Dividend Reinvestment and Cash Payment Plan brochure and authorization card can be found at the back of this report. You must complete the Authorization Card and return it in the envelope provided in order to participate. If you have any questions, contact the Plan agent at 1-800-432-8244. Generally, shareholders who initially invested on or after November 20, 1995 are automatically enrolled in the DRPlan. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.

SALOMON BROTHERS FUND INC

Record of a Share of Stock (unaudited)



                                                                                       Net Asset
                 Distributions Declared From                         Capital Gain     Value plus
                -------------------------------    Net Asset Value   Distributions   Capital Gain
Year             Income          Capital Gain        End of Year     (Cumulative)    Distributions*
------------------------------------------------------------------------------------------------------------
1929                                                    $3.81                             $3.81
1930             $.094                                   3.08                              3.08
1931              .119                                   2.36                              2.36
1932              .10                                    2.43                              2.43
1933              .10                                    3.35                              3.35
1934              .10                                    3.68                              3.68
1935              .117                                   4.64                              4.64
1936              .125               $.146               5.72            $.146             5.866
1937              .125                .396               3.66             .542             4.202
1938              .106                                   4.25             .542             4.792
1939              .10                                    4.09             .542             4.632
1940              .106                                   3.70             .542             4.242
1941              .15                                    3.34             .542             3.882
1942              .156                                   3.69             .542             4.232
1943              .156                                   4.71             .542             5.252
1944              .181                                   5.54             .542             6.082
1945              .174                .301               7.21             .843             8.053
1946              .169                .625               6.55            1.468             8.018
1947              .192                .376               6.13            1.844             7.974
1948              .245                .192               5.82            2.036             7.856
1949              .279                .202               6.60            2.238             8.838
1950              .335                .402               7.21            2.640             9.850
1951              .276                .36                8.67            3.000            11.670
1952              .21                 .254               9.15            3.254            12.404
1953              .245                .26                8.59            3.514            12.104
1954              .25                 .312              11.31            3.826            15.136
1955              .285                .517              12.56            4.343            16.903
1956              .31                 .712              12.63            5.055            17.685
1957              .275                .65               10.38            5.705            16.085
1958              .265                .545              13.84            6.250            20.090
1959              .27                 .67               14.04            6.920            20.960
1960              .265                .59               13.53            7.510            21.040
1961              .252                .665              15.80            8.175            23.975
1962              .255                .54               12.74            8.715            21.455
1963              .255                .605              14.91            9.320            24.230
1964              .30                 .645              16.01            9.965            25.975
1965              .312                .665              18.07           10.630            28.700
1966              .337                .735              16.54           11.365            27.905
1967              .355                .84               19.97           12.205            32.175
1968              .365               1.25               19.69           13.455            33.145
1969              .35                1.35               17.62           14.805            32.425
1970              .305               1.02               15.03           15.825            30.855
1971              .305                .81               17.87           16.635            34.505
1972              .305               1.27               20.47           17.905            38.375
1973              .295                .84               16.50           18.745            35.245
1974              .305                .42               10.77           19.165            29.935
1975              .27                 .67               13.15           19.835            32.985
1976              .225+                 +               15.08           19.835            34.915
1977              .245               1.01               13.12           20.845            33.965
1978              .34                 .45               13.81           21.295            35.105
1979              .42                 .91               16.42           22.205            38.625
1980              .55                1.18               18.88           23.385            42.265
1981              .72                2.04               15.56           25.425            40.985
1982              .71                2.01               16.64           27.435            44.075
1983              .625               1.365              18.25           28.800            47.050
1984              .545               2.44               14.67           31.240            45.910
1985              .495               1.085              16.78           32.325            49.105
1986              .515               3.085              15.42           35.410            50.830
1987              .49                1.88               13.26           37.290            50.550
1988              .505                .49               14.37           37.780            52.150
1989              .59                1.515              15.58           39.295            54.875
1990              .485                .71               13.33           40.005            53.335
1991              .47                1.14               15.66           41.145            56.805
1992              .40                 .60               15.16           41.745            56.905
1993              .34                1.72               14.88           43.465            58.345
1994              .335               1.39               12.88           44.855            57.735
1995              .35                1.49               15.43           46.345            61.775
1996              .335               2.09               17.26           48.435            65.695
1997              .27                2.68               18.51           51.115            69.625
1998              .269               3.19               18.76           54.305            73.065
               -------             -------
 Totals        $20.675             $54.305
               =======             =======

+ A capital gain dividend of $1.01 per share and an income dividend of $.02 per share for 1976 were declared in January 1977.
* Does not reflect the effect of reinvestment of income dividends or capital gain distributions.

                                                                                         Page 5

SALOMON BROTHERS FUND INC

25-Year Record of an Investment in
The Salomon Brothers Fund Inc (unaudited)

This chart shows the 25-year record of a $10,000 investment in stock of The Salomon Brothers Fund Inc at net asset value at the beginning of 1974, assuming all income dividends and capital gain distributions were reinvested at net asset value. During the period, the market price of the stock was sometimes above net asset value and sometimes below; accordingly, the chart should not be construed as an indication of the record of a shareholder's investment in the Fund based on market prices. Nor should it be construed as a representation of future performance of the Fund's net asset value.


                                  Cumulative Net Asset Value of
                              -------------------------------------
             Net Asset Value     Capital Gain          Income
End of         of Initial        Distributions        Dividends          Total            Total
Year           Investment         Reinvested         Reinvested     Net Asset Value   Market Value
-------------------------------------------------------------------------------------------------------------------
1974            $  6,527           $    269          $     159        $    6,955      $    5,409
1975               7,970                776                365             9,111           7,274
1976               9,139                890                578            10,607           8,705
1977               7,952              1,475                697            10,124           8,102
1978               8,370              1,960              1,023            11,353           8,118
1979               9,952              3,246              1,642            14,840          11,862
1980              11,442              5,036              2,520            18,998          16,100
1981               9,430              6,149              2,851            18,430          17,768
1982              10,085              9,763              4,238            24,086          25,150
1983              11,061             13,101              5,685            29,847          30,459
1984               8,891             14,374              5,637            28,902          29,553
1985              10,164             18,891              7,632            36,687          35,002
1986               9,345             24,608              8,151            42,104          41,299
1987               8,036             26,264              8,129            42,429          35,197
1988               8,709             30,153             10,482            49,344          39,919
1989               9,442             38,325             12,954            60,721          50,665
1990               8,079             35,722             12,889            56,690          46,781
1991               9,491             47,492             17,230            74,213          65,754
1992               9,188             49,024             18,593            76,805          69,662
1993               9,018             57,162             19,951            86,131          73,801
1994               7,800             57,316             19,107            84,223          69,531
1995               9,352             78,993             25,282           113,627          98,493
1996              10,461            104,513             30,893           145,867         135,218
1997              11,218            135,130             35,334           181,682         173,609
1998              11,370            170,617             38,438           220,425         213,698


SALOMON BROTHERS FUND INC

                              TOTAL NET ASSET VALUE
                                     $220,425
                                                                  $230,000
                                                                   220,000
                                                                   210,000
                                                                   200,000
                                                                   190,000
                                                                   180,000
                                                                   170,000
                                                                   160,000
                                                                   150,000
                                                                   140,000
                                                                   130,000
                                                                   120,000
                                                                   110,000
                                                                   100,000
                                                                    90,000
                                                                    80,000
                                                                    70,000
                                                                    60,000
                                                                    50,000
                                                                    40,000
                                                                    30,000
                                                                    20,000
                                                                    10,000
TOTAL MARKET VALUE
$213,698

1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986
1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998

                                   CUMULATIVE NET
                   ASSET VALUE OF INCOME DIVIDENDS REINVESTED
                                     $38,438

CUMULATIVE
NET ASSET VALUE OF INCOME DIVIDENDS REINVESTED
$170,617

CUMULATIVE NET ASSET VALUE OF CAPITAL GAIN DISTRIBUTIONS REINVESTED

                                   CUMULATIVE NET
              ASSET VALUE OF CAPITAL GAINS DISTRIBUTIONS REINVESTED

NET ASSET VALUE OF INITIAL INVESTMENT

INITIAL MARKET VALUE
$8,030

                     NET ASSET VALUE OF INITIAL INVESTMENT
                                  $11,370


                                                                     12/31/98

SALOMON BROTHERS FUND INC

Largest Investments (unaudited)

The ten largest investments in the Fund's portfolio at December 31, 1998 are listed below. The total market value of these securities approximates 28% of the Fund's net assets at that date and the same percentage of the aggregate net asset value of each stockholder's Fund shares. For example, an investment in 1,000 shares of The Salomon Brothers Fund stock at December 31, 1998 had an aggregate net asset value of $18,760, of which 28%, or $5,253, was invested in these ten securities.

                                                        Shares        Value
                                                     --------------------------
Bank of New York.....................................  1,690,000   $ 68,022,500
International Business Machines......................    360,000     66,510,000
Costco Companies.....................................    800,000     57,750,000
Federal Home Loan Mortgage...........................    882,400     56,859,650
Philip Morris Companies..............................    942,000     50,397,000
Tele-Communications--TCI Ventures Group, Class A.....  1,655,770     39,014,081
RJR Nabisco Holdings.................................  1,213,000     36,010,938
MCI WorldCom.........................................    495,000     35,516,250
Vulcan Materials.....................................    260,000     34,206,250
Viacom, Class B......................................    445,500     32,967,000
                                                                   ------------
            Total................................................  $477,253,669
                                                                   ============

--------------------------------------------------------------------------------
FEDERAL TAX STATUS OF DISTRIBUTIONS (unaudited)

The Fund herby designates, for federal income tax purposes, $268,528,710 as the amount of long-term gains paid for the fiscal year ended December 31, 1998.

For corporate taxpayers, approximately 34% of the ordinary dividends paid in the year ended December 31, 1998, qualify for the corporate dividends received deduction.
--------------------------------------------------------------------------------

SALOMON BROTHERS FUND INC

Major Portfolio Changes for the three months ended December 31, 1998 (unaudited)

ADDITIONS+
--------------------------------------------------------------------------------
                                                                      Shares
                                                                    ----------
Adaptec............................................................  500,000(1)
Carlisle Companies.................................................  192,100(1)
Cigna..............................................................  216,000(1)
Conoco.............................................................  732,400(1)
Dial...............................................................  330,000(1)
Eli Lilly..........................................................  235,000(1)
General Electric...................................................   95,000(1)
General Motors, Class H............................................  429,100(1)
Hewlett-Packard....................................................  270,000(1)
Monsanto...........................................................  310,000(1)
Morgan Stanley Dean Witter & Co....................................  175,000(1)
Oracle.............................................................  380,000(1)
Quantum............................................................  420,000
RJR Nabiasco Holdings..............................................  338,000
SBC Communications.................................................  270,000(1)
Tele-Communications - TCI Group, Class A...........................  200,000
Teradyne...........................................................  300,000(1)
Union Pacific......................................................  350,000

REDUCTIONS
--------------------------------------------------------------------------------
                                                                      Shares
                                                                    ----------
American Home Products.............................................  170,000
Applied Materials..................................................  240,000
Avon Products......................................................  543,800(2)
Canadian Pacific...................................................  788,300(2)
CitiGroup..........................................................  864,498(2)
Cytec Industries...................................................  400,000
HEALTHSOUTH........................................................  912,500(2)
Johnson & Johnson..................................................  115,000
Loews..............................................................   92,300(2)
MCIWorldCom........................................................  110,000
Mobil..............................................................  162,000
Royal Dutch Petroleum, 5 Guilder...................................  357,100
Shlumberger........................................................  161,000
Sealed Air $2.00 Convertible Preferred ............................  320,000(2)
Sears, Roebuck.....................................................  372,000
3 Com..............................................................  395,000
Texas Instruments..................................................  120,000
Union Pacific Capital Trust, 6.25%  ...............................  350,000(2)
Viacom, Class B....................................................  119,500
Warner-Lambert ....................................................  160,000(2)

(1) New addition    (2) Elimination
 + Exclusive of changes resulting entirely from stock dividends and stock splits.

SALOMON BROTHERS FUND INC

Statement of Investments December 31, 1998

COMMON STOCKS -- 88.1%
--------------------------------------------------------------------------------
 Shares     Description                                            Value
--------------------------------------------------------------------------------
            Basic Industries -- 4.3%
   70,000   Aluminum Company of America.......................... $    5,219,375
  750,000   Cytec Industries*....................................     15,937,500
  200,000   Geon.................................................      4,600,000
  205,000   Georgia Pacific......................................     12,005,312
  260,000   Vulcan Materials.....................................     34,206,250
                                                                  --------------
                                                                      71,968,437
                                                                  --------------
            Capital Goods -- 3.0%
  192,100   Carlisle Companies...................................      9,917,162
   95,000   General Electric.....................................      9,695,937
  415,000   Tyco International...................................     31,306,563
                                                                  --------------
                                                                      50,919,662
                                                                  --------------
            Consumer Cyclicals -- 8.2%
  250,000   Breed Technologies*..................................      2,046,875
  800,000   Costco Companies*....................................     57,750,000
  100,000   Dayton-Hudson........................................      5,425,000
  475,528   Federated Department Stores*.........................     20,715,197
   85,000   Home Depot...........................................      5,200,938
  325,000   Lear*................................................     12,512,500
   75,000   May Department Stores................................      4,528,125
   85,000   Penney (J. C.).......................................      3,984,375
   88,500   Sears, Roebuck.......................................      3,761,250
  380,000   Tower Automotive*....................................      9,476,250
  651,000   U.S. Industries......................................     12,124,875
                                                                  --------------
                                                                     137,525,385
                                                                  --------------
            Consumer Non-Cyclicals -- 13.6%
  136,200   Alberto-Culver, Class B..............................      3,634,838
  330,000   Dial.................................................      9,528,750
1,760,000   Food Lion, Class A...................................     18,700,000
  429,100   General Motors, Class H..............................     17,029,906
1,175,000   News Corporation-- ADR...............................     29,007,812
  942,000   Philip Morris Companies..............................     50,397,000
1,213,000   RJR Nabisco Holdings.................................     36,010,938
  200,000   Tele-Communications-- TCI Group, Class A*............     11,062,500
  600,000   UST..................................................     20,925,000
  445,500   Viacom, Class B*.....................................     32,967,000
                                                                  --------------
                                                                     229,263,744
                                                                  --------------

            Energy -- 7.5%
  325,000   Amerada Hess.........................................     16,168,750
  439,700   Burlington Resources.................................     15,746,756
  732,400   Conoco*..............................................     15,288,850
      400   Gas Properties (100% owned) (a)......................        719,000
  298,000   Mobil................................................     25,963,250
  500,000   Royal Dutch Petroleum, 5 Guilder.....................     23,937,500
  175,000   Schlumberger.........................................      8,071,875
  402,777   TOTAL-- ADR..........................................     20,038,156
            Royalty Interest (a).................................        931,900
                                                                  --------------
                                                                     126,866,037
                                                                  --------------

SALOMON BROTHERS FUND INC

Common Stocks continued
--------------------------------------------------------------------------------
 Shares     Description                                            Value
--------------------------------------------------------------------------------
            Financial Services -- 16.9%
  249,700   American Express..................................... $   25,531,825
  490,000   Associates First Capital.............................     20,763,750
  500,000   BankBoston...........................................     19,468,750
1,690,000   Bank of New York.....................................     68,022,500
  216,000   Cigna................................................     16,699,500
  882,400   Federal Home Loan Mortgage...........................     56,859,650
   70,000   Merrill Lynch........................................      4,672,500
  175,000   Morgan Stanley Dean Witter & Co......................     12,425,000
  554,800   Nationwide Financial Services, Class A...............     28,676,225
  513,200   Provident Companies..................................     21,297,800
  130,000   SunAmerica...........................................     10,546,250
                                                                  --------------
                                                                     284,963,750
                                                                  --------------
            Health Care -- 7.5%
  520,000   Abbott Laboratories..................................     25,480,000
  400,000   American Home Products...............................     22,525,000
  175,000   Johnson & Johnson....................................     14,678,125
  235,000   Eli Lilly............................................     20,885,625
  310,000   Monsanto.............................................     14,725,000
  507,100   Pharmacia & Upjohn...................................     28,714,537
                                                                  --------------
                                                                     127,008,287
                                                                  --------------
            Technology -- 14.8%
  500,000   Adaptec*.............................................      8,781,250
  146,600   Applied Materials*...................................      6,257,988
  125,000   Cisco Systems*.......................................     11,601,562
   85,000   Electronic Data Systems..............................      4,271,250
  270,000   Hewlett-Packard......................................     18,444,375
  265,000   IMS Health...........................................     19,990,938
  210,000   Intel................................................     24,898,125
  360,000   International Business Machines......................     66,510,000
   38,000   Microsoft*...........................................      5,270,125
  380,000   Oracle*..............................................     16,387,500
  420,000   Quantum*.............................................      8,925,000
  490,000   Seagate Technology*..................................     14,822,500
  190,000   3Com*................................................      8,514,375
  300,000   Teradyne*............................................     12,712,500
  270,000   Texas Instruments....................................     23,101,875
                                                                  --------------
                                                                     250,489,363
                                                                  --------------
            Telecommunications & Utilities -- 10.0%
  550,000   Bell Atlantic........................................     29,150,000
  563,100   Frontier.............................................     19,145,400
  255,000   GTE..................................................     16,575,000
  495,000   MCI WorldCom*........................................     35,516,250
  270,000   SBC Communications...................................     14,478,750
1,655,770   Tele-Communications-- TCI Ventures Group, Class A*...     39,014,081
   95,000   Texas Utilities......................................      4,435,312
  351,800   Williams Companies...................................     10,971,763
                                                                  --------------
                                                                     169,286,556
                                                                  --------------
            Transportation -- 2.3%
  273,000   Canadian National Railway............................     14,161,875
  563,100   Union Pacific........................................     25,374,694
                                                                  --------------
                                                                      39,536,569
                                                                  --------------
            Total Common Stocks (cost -- $953,630,922)...........  1,487,827,790
                                                                  --------------

SALOMON BROTHERS FUND INC

Statement of Investments December 31, 1998 (concluded)

Convertible Preferred Stock -- 0.1%
--------------------------------------------------------------------------------
 Shares     Description                                            Value
--------------------------------------------------------------------------------
               Consumer Cyclicals -- 0.1%
     100,000   BTI Capital Trust, 6.500% (cost -- $5,000,000).... $    2,450,000
                                                                  --------------
Rights -- 0.0%
--------------------------------------------------------------------------------
Rights
--------------------------------------------------------------------------------
               Capital Goods -- 0.0%
       8,000   Terex Stock Appreciation Rights (expiring on 05/15/02)*
                 (cost-- $0).....................................         90,000
                                                                  --------------
Purchased Options -- 0.0%
--------------------------------------------------------------------------------
Contracts (b)
--------------------------------------------------------------------------------
       2,000   Tele-Communications -- TCI Group, Class A Put*
                 (expiring April 1999, exercise price $40)
                 (cost -- $881,000)..............................        212,500
                                                                  --------------
Written Options -- 0.0%
--------------------------------------------------------------------------------
Contracts (b)
--------------------------------------------------------------------------------
      (1,300)  American Home Products Call*
                 (expiring January 1999, exercise price $50)
                 (proceeds -- ($728,580))........................      (845,000)
                                                                  --------------
CORPORATE BONDS AND NOTES -- 0.6%
--------------------------------------------------------------------------------
Principal
Amount
--------------------------------------------------------------------------------
               Consumer Cyclicals -- 0.2%
  $5,000,000   Breed Technologies, 9.250%, due 04/15/08..........      4,400,000
                                                                  --------------
               Telecommunications & Utilities -- 0.4%
   6,000,000   Bell Atlantic Service, 5.750%, due 04/01/03.......      6,195,000
                                                                  --------------
               Total Corporate Bonds and Notes -- 0.6%
                 (cost -- $10,539,120)...........................     10,595,000
                                                                  --------------
REPURCHASE AGREEMENTS -- 11.2%
--------------------------------------------------------------------------------
Principal
Amount
--------------------------------------------------------------------------------
 $53,884,000   Repurchase Agreement, 4.680%, due 01/04/99,
                 dated 12/31/98, with J.P. Morgan Securities,
                 collateralized by $37,807,000 U.S. Treasury
                 Bonds, 8.875%, due 02/15/19, valued at
                 $54,961,926; proceeds: $53,912,020..............     53,884,000

  53,884,000   Repurchase Agreement, 4.850%, due 01/04/99,
                 dated 12/31/98, with State Street Bank,
                 collateralized by $40,905,000 U.S. Treasury
                 Bonds, 8.000%, due 11/15/21, valued at
                 $54,966,094; proceeds $53,913,037...............     53,884,000

  80,995,000   Repurchase Agreement, 4.750%, due 01/04/99,
                 dated 12/31/98, with Warburg, Dillon, Read,
                 collateralized by $49,545,000 U.S. Treasury
                 Bonds, 13.250%, due 05/15/14, valued at
                 $82,616,288; proceeds $81,037,747...............     80,995,000
                                                                  --------------
               Total Repurchase Agreements -- 11.2%
                 (cost -- $188,763,000)..........................    188,763,000
                                                                  --------------
               Total Investments-- 100.0%
                 (cost -- $1,158,085,462)+....................... $1,689,093,290
                                                                  ==============

--------------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is substantially the same.
(a) Fair value determined pursuant to procedures established by the Board of Directors.
(b) One contract relates to 100 shares.

Abbreviation used in this statement:
ADR--American Depository Receipt.

                 See accompanying notes to financial statements

SALOMON BROTHERS FUND INC

Statement of Operations

                                                            For the Year Ended
                                                                December 31,
                                                                    1998
------------------------------------------------------------------------------
Income:
Dividends (Note A)........................................     $ 19,261,293
Interest..................................................       12,425,912
Oil royalties.............................................          316,324
                                                               ------------
                                                                 32,003,529
Expenses:
Management fee............................................        7,647,618
Shareholder meeting and reports...........................          337,910
Shareholder services......................................          223,750
Custodian.................................................          137,475
Directors' fees...........................................          111,175
Legal and auditing fees...................................           90,075
Stock certificates and listing fees.......................           70,385
Other.....................................................           67,240
                                                               ------------
Net expenses..............................................        8,685,628
                                                               ------------
Net investment income.....................................       23,317,901
                                                               ------------
Realized and unrealized gain:
Net realized gain on:
Investments...............................................      305,921,451
Options written...........................................           17,500
Net change in unrealized appreciation on:
Investments...............................................       (6,697,070)
                                                               ------------
Net realized and unrealized gain..........................      299,241,881
                                                               ------------
Net increase in net assets from operations................     $322,559,782
                                                               ============
Note A: Net of foreign withholding tax of:................     $    217,804
                                                               ============


                 See accompanying notes to financial statements

SALOMON BROTHERS FUND INC

Statement of Assets and Liabilities

                                                             December 31,
                                                                 1998
------------------------------------------------------------------------------
Assets:
Investments, at value (Note A).........................    $1,501,175,290
Repurchase agreements, at value and cost...............       188,763,000
Cash...................................................         3,482,558
Dividends and interest receivable......................         1,977,475
Receivable for securities sold.........................            57,042
Other assets...........................................            34,636
                                                           --------------
    Total assets.......................................     1,695,490,001
                                                           ==============
Liabilities:
Payable for securities purchased.......................         5,740,291
Management fee payable.................................         1,938,142
Written call options at value..........................           845,000
Payable for dividends declared.........................           405,457
Accrued expenses.......................................           345,235
                                                           --------------
    Total liabilities..................................         9,274,125
                                                           --------------
Net assets ............................................    $1,686,215,876
                                                           ==============
Net assets consists of:
Capital stock..........................................    $   89,906,753
Paid-in capital........................................       982,834,863
Undistributed net investment income....................           452,480
Accumulated net realized gain on investments, options,
  and foreign currency transactions....................        82,013,952
Net unrealized appreciation on investments, foreign
  currency transactions and other assets...............       531,007,828
                                                           --------------
Net assets.............................................    $1,686,215,876
                                                           ==============

Shares outstanding ($1.00 par value, 100,000,000 shares
  authorized)..........................................        89,906,753
Net asset value per share..............................            $18.76

Note A: Cost of investments............................     1,158,085,462

Statement of Changes in Net Assets


                                                                    For the Year Ended
                                                                       December 31,
                                                                 1998                 1997
-------------------------------------------------------------------------------------------------
Operations
Net investment income .................................... $   23,317,901       $   23,150,805
Net realized gain on investments, options and foreign
   currency transactions..................................    305,938,951          258,117,184
Net change in unrealized appreciation on investments and
  other assets............................................     (6,697,070)          69,603,429
                                                           --------------       --------------
Net increase in net assets from operations................    322,559,782          350,871,418
                                                           --------------       --------------

Dividends and distributions to shareholders:
Dividends from net investment income .....................    (23,226,617)         (22,789,609)
Distributions from net realized gains ....................   (275,438,541)        (223,469,182)
                                                           --------------       --------------
                                                             (298,665,158)        (246,258,791)
                                                           --------------       --------------
Net fund capital shares transactions:
Value of shares issued in payment of dividends
  (6,429,283 shares issued)...............................    117,023,659             --
                                                           --------------       --------------
Net increase in net assets................................    140,918,283          104,612,627

Net assets:
Beginning of year.........................................  1,545,297,593        1,440,684,966
                                                           --------------       --------------
End of year (a) .......................................... $1,686,215,876       $1,545,297,593
                                                           ==============       ==============
(a) Including undistributed net investment income of
    (Note 1(e)):.......................................... $      452,480       $      213,404
                                                           ==============       ==============


                 See accompanying notes to financial statements

SALOMON BROTHERS FUND INC

Notes to Financial Statements

1. Significant Accounting Policies

The Salomon Brothers Fund Inc (the "Fund") is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

           (a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

           (b) Written Option Contracts. When the Fund writes a call option or a put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the written option. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchases upon exercise.

           (c) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

           (d) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

           (e) Other. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount and market discount on securities purchased is accreted on an effective yield basis over the life of the security. The character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998,

SALOMON BROTHERS FUND INC
      reclassifications were made to the Fund's capital accounts reflecting permanent book to tax differences in income and gains available for distribution under income tax regulations. Undistributed net investment income was increased by $147,792. Accumulated net realized gains were decreased by $147,792, and net assets remained unaffected by this change.

2.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Salomon Brothers Asset Management Inc. ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The agreement with SBAM was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of SBAM, with and into Salomon Smith Barney Holdings Inc. which occurred on November 28, 1997.

     Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

     The Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

         AVERAGE DAILY NET ASSETS                      ANNUAL FEE RATE
         ------------------------                      ---------------
         First $350 million                                 .650%
         Next $150 million                                  .550%
         Next $250 million                                  .525%
         Next $250 million                                  .500%
         Over $1 billion                                    .450%

     The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year period ended March 31, 1997, there was no performance adjustment. For the rolling one year period ended June 30, 1997, September 30, 1997 and December 31, 1997, the performance of the S&P 500 Index exceeded the Fund's performance by 3.47%, 7.28% and 8.68%, respectively. This resulted in a total decrease of the base management fee of $756,750. For the rolling one year period ended March 31, 1998, June 30, 1998, September 30, 1998, and December 31, 1998, the performance of the S&P 500 Index exceeded the Fund's performance by 7.94%, 6.46%, 6.17% and 7.21%, respectively. This resulted in a total decrease of the base management fee of $1,084,003.

     Brokerage commissions of $12,912 and $126,936 were paid to Salomon Brothers Inc and Smith Barney Inc., respectively, for investment transactions executed on behalf of the Fund during the year ended December 31, 1998.

SALOMON BROTHERS FUND INC

Notes to Financial Statements (concluded)

3.    PORTFOLIO ACTIVITY

The cost of securities purchased and proceeds from securities sold (other than short-term investments and written options) during the year ended December 31, 1998 aggregated $940,027,812 and $1,171,980,939, respectively. The cost of securities purchased and proceeds from securities sold (other than short-term investments and written options) during the year ended December 31, 1997 aggregated $701,772,375 and $1,019,619,258, respectively. Included in the cost of securities purchased and proceeds from securities sold for the year ended December 31, 1997, are amounts related to a merger of a wholly-owned subsidiary of Tyco International. This merger resulted in a taxable gain of $24,180,355 which was recognized by the Fund.

     Cost of securities held (excluding short-term investments and written options) on December 31, 1998 for Federal income tax purposes was substantially the same as for book purposes. As of December 31, 1998, total unrealized appreciation and depreciation was $554,201,119 and $23,193,291, respectively, resulting in net unrealized appreciation of $531,007,828.

     Transactions in options written during the years ended December 31, 1997 and December 31, 1998 were as follows:
                                                          NUMBER OF   PREMIUMS
                                                          CONTRACTS   RECEIVED
                                                          ---------   --------
  Options outstanding at December 31, 1996............       --          --
  Options written ....................................     (1500)   $ (256,851)

  Options terminated in closing purchase transactions.       750        77,622
  Options exercised...................................       750       179,229
                                                          ------    ----------
  Options outstanding at December 31, 1997............       --          --
                                                          ------    ----------
  Options written                                         (2,400)   (1,330,280)
  Options terminated in closing purchase transactions.     1,100       601,700
                                                          ------    ----------
  Options outstanding at December 31, 1998............    (1,300)   $ (728,580)
                                                          ======    ==========

     During the year ended December 31, 1997 realized gain from written option transactions amounted to $90,539. During the year ended December 31, 1997 net realized gain from purchased option transactions amounted to $6,675,106, for a net realized gain on all option transactions of $6,765,645. During the year ended December 31, 1998 net realized gain from written option transactions amounted to $17,500. During the year ended December 31, 1998 net realized gain from purchased option transactions amounted to $27,482,102, for a net realized gain on all option transactions of $27,499,602.

     The risk of writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.

SALOMON BROTHERS FUND INC

Financial Highlights

Selected data per share of capital stock outstanding throughout each year:


                                                       For the Year Ended December 31,
                                         ------------------------------------------------------------
                                            1998         1997        1996         1995       1994
                                         ------------------------------------------------------------
Per share operating performance:

Net asset value
  beginning of year.....................   $18.51        $17.26      $15.43      $12.88     $14.88
                                           ------        ------      ------      ------     ------

Net investment income ..................      .26           .27         .33         .35        .33

Net gains (losses) on securities
  (both realized and unrealized) (a)....    3.449          3.93       3.925        4.04      (.605)
                                           ------        ------      ------      ------     ------
    Total from investment
      operations........................    3.709          4.20       4.255        4.39      (.275)
                                           ------        ------      ------      ------     ------
Less dividends and distributions:

Dividends from net investment
  income ...............................    (.269)         (.27)      (.335)       (.35)     (.335)

Distributions from net realized gain
  on investments........................    (3.19)        (2.68)      (2.09)      (1.49)     (1.39)
                                           ------        ------      ------      ------     ------
    Total dividends and
      distributions ....................   (3.459)        (2.95)     (2.425)      (1.84)    (1.725)
                                           ------        ------      ------      ------     ------
Net asset value end of year ............   $18.76        $18.51      $17.26      $15.43     $12.88
                                           ======        ======      ======      ======     ======

Market price end of year................  $18.188       $17.688      $16.00     $13.375    $10.625

Total investment return based on
  market price per share
  excluding broker commissions..........   +22.6%        +29.5%      +38.7%      +43.3%      -3.7%

Ratios/Supplemental Data:

Net assets end of year
  (millions)............................   $1,686        $1,545      $1,441      $1,291     $1,087

Ratio of expenses to average
  net assets ...........................     .52%          .53%        .51%        .41%       .49%

Ratio of net investment income to
  average net assets ...................    1.39%         1.46%       1.96%       2.42%      2.33%

Portfolio turnover rate ................      68%           49%         52%         82%        69%


--------------
(a) Includes $.015 and $.02 attributable to the increase in net asset value from shares repurchased at a discount for the years ended 1996 and 1995, respectively.


                 See accompanying notes to financial statements

SALOMON BROTHERS FUND INC

Report of Independent Accountants

To the Board of Directors and Shareholders of The Salomon Brothers Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Salomon Brothers Fund Inc (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 22, 1999


Quarterly Financial Information

Summary of quarterly results of operations (unaudited):


                                                      Amounts in Thousands and Per Share
                                                              Three Months Ended
-------------------------------------------------------------------------------------------------------------------
                           March 31, 1998        June 30, 1998      Sept. 30, 1998     Dec. 31, 1998
-------------------------------------------------------------------------------------------------------------------
Net investment
  income ................  $  4,139  $ .04       $  5,875  $ .07   $   7,132  $  .08  $  6,172   $ .07
Net realized gain &
  change in net unrealized
appreciation.............  $197,880  $2.29       $  4,844  $ .05   $(194,862) $(2.26) $291,380   $3.37

-------------------------------------------------------------------------------------------------------------------
                           March 31, 1997        June 30, 1997      Sept. 30, 1997     Dec. 31, 1997
-------------------------------------------------------------------------------------------------------------------
Net investment
  income ................  $  4,728  $ .06       $  6,379  $ .08   $   6,148  $  .07  $  6,284   $ .06
Net realized gain &
  change in net unrealized
appreciation.............  $    637  $ .01       $191,147  $2.29   $ 113,296  $ 1.36  $ 22,252   $ .27

                                                                                               Page 19


SALOMON BROTHERS FUND INC

Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by Salomon Brothers Asset Management Inc. ("SBAM") depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on SBAM's provision of investment advisory services, including handling of securities trades, pricing and account services. SBAM has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, SBAM has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that SBAM or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

SALOMON BROTHERS FUND INC

Automatic Dividend Reinvestment
and Cash Payment Plans (unaudited)

DIVIDEND REINVESTMENT

The Automatic Dividend Reinvestment Plan ("DR Plan") administered by The Bank of New York, Agent for shareholders of The Salomon Brothers Fund Inc ("SBF"), offers you a prompt, simple, and inexpensive way to put your dividends and distributions to work through reinvestment in additional shares of capital stock of SBF. All new shareholders will automatically be enrolled in the DR Plan, unless the shares are held in the name of a broker or nominee. All other share holders may enroll by simply completing the attached Authorization Card. If your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the DR Plan.

Money from dividends and distributions can lie idle for months at a time; however, with the DR Plan your dividends and distributions are promptly invested for you, automatically increasing your holdings in SBF. All paper work is done for you automatically by The Bank of New York, Agent for the DR Plan, and you will receive statements from the Agent to simplify your personal records. The DR Plan also acts as a form of forced savings program.

The DR Plan also offers shareholders the flexibility to choose from three different reinvestment options.

(1) shareholders may have all of their net investment income dividends and capital gain distributions (short-term and long-term) automatically reinvested.

(2) shareholders may have all of their net investment income dividends paid in cash and all of their capital gain distributions (short-term and long-term) automatically reinvested; or

(3) shareholders may have their net investment income dividends automatically reinvested and their capital gain distributions (short-term and long-term) paid in cash.

A shareholder will be deemed to have chosen option (1) unless the Agent is notified of a change in election.

CASH PAYMENT PLAN

The Cash Payment Plan allows you to purchase shares of SBF conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of SBF. You may make these payments regularly or from time to time, as you choose. You may also vary the amount of each optional payment as long as it is at least $25.00. Optional cash payments received by the Agent will be applied by the Agent to the purchase of additional shares of SBF on the Investment Date next following receipt. The "Investment Dates" will be each Friday (or closest business day prior thereto, if a holiday). All cash payment shares will be purchased on the open market at prevailing market prices and in accordance with the "Terms and Conditions of Authorization for Amended and Restated Dividend Reinvestment and Cash Payment Plans ("Terms and Conditions"). There is no maximum amount of investment under the Cash Payment Plan.

Shares purchased under the Cash Payment Plan will be held as uncertificated shares, unless separate specific instructions to issue certificates are received. Fractional shares cannot be issued in certificate form, and dividends and distributions on those shares held by the Agent will be automatically reinvested.

SALOMON BROTHERS FUND INC

CERTIFICATE OF DEPOSIT

If you wish, you may deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine the shares represented thereby with the shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

COST TO YOU

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent makes open-market purchases, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commission on odd-lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

How the Automatic Dividend Reinvestment and Cash Payment Plans Work:

1. As a participant in the DR Plan, you will have three options, as follows: (i) all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") will be automatically reinvested;
(ii) all dividends will be paid in cash and all distributions will be automatically reinvested; or (iii) all dividends will be automatically reinvested and all distributions will be paid in cash. You will be deemed to have elected option (i) unless notification is received by the Agent that you elect option (ii) or option (iii).

2. If SBF declares a dividend or distribution and such distribution is to be reinvested on your behalf, you will receive the dividend or distribution either in newly-issued shares of SBF or in shares of SBF purchased on the New York Stock Exchange or otherwise on the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in the terms and conditions of the DR Plan. Any newly-issued shares will be valued at the time specified in the Plan, either at the market price per share of SBF or at the greater of (a) the net asset value per share of SBF and (b) 95% of the market price per share of SBF, depending on the relationship between market price and net asset value at that time. If your dividend or distribution is not large enough to buy a full share, the Agent will credit you with a fractional share, computed to four decimal places, which will earn additional dividends and distributions for you just the way full shares do.

3. You will receive a detailed statement of your Plan account following each investment by the Agent showing total dividends and distributions and additional cash payments, shares purchased and issued, and total shares held by you and the Agent on your behalf. The statement will contain a tear-off portion which you should utilize for all transaction processing.

4. The Agent will hold the shares it has purchased for you unless you otherwise request. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates. Certificates for full shares held by the Agent will be issued to you upon your request. If a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

5. You may terminate your participation in the DR Plan at any time up to a record date, and future dividends and distributions that were previously reinvested will thereafter be sent directly to you. Upon termination, stock certificates for any full shares will be issued in your name, or, upon receipt of your instructions, your shares will be sold for you and the proceeds sent to you less brokerage commissions and any applicable taxes. Any fractional shares at the time of termination will be converted to cash on the basis of the then current market price of SBF capital stock.

6. The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to SBF or its proxy agent.

SALOMON BROTHERS FUND INC

7. Your attention is directed to the Terms and Conditions set forth on page 16 which govern the operation of the Plan.

If you wish to withdraw from the DR Plan or you wish to change your reinvestment option, please contact the Agent at the toll-free telephone number listed below.

If you withdraw and subsequently wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address below or call the number above. Your participation will commence with the next dividend or distribution payable after receipt of your authorization, provided it is received prior to the record date for the dividend or distribution. Should your authorization arrive after the record date, your participation will take effect with the following dividend or distribution.

If you wish to change you reinvestment option, simply call the Agent at the toll free number listed below. Your change will be effective commencing with the next dividend or distribution payable after your instruction to change your election, provided you contact the Agent prior to the record date for that dividend or distribution. Should you contact the Agent after the record date to change your reinvestment option, the change will take effect with the following dividend or distribution.

PLEASE BE ADVISED THAT THE AGENT MAY UTILIZE BNY BROKERAGE INC., AN AFFILIATE OF THE AGENT, FOR ALL TRADING ACTIVITY RELATING TO THE DR PLAN AND CASH PAYMENT PLAN ON BEHALF OF PARTICIPANTS. BNY BROKERAGE INC. RECEIVES A COMMISSION IN CONNECTION WITH SUCH TRANSACTIONS.

REMEMBER, THE DETAILED STATEMENT OF YOUR ACCOUNT WILL INCLUDE A TEAR-OFF PORTION WHICH YOU SHOULD UTILIZE FOR ALL TRANSACTION PROCESSING.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR NOMINEE, YOU SHOULD CONTACT YOUR BROKER OR NOMINEE FOR MORE INFORMATION ABOUT YOUR ABILITY TO PARTICIPATE IN THE DR PLAN. IF THE BROKER OR NOMINEE DOES NOT PROVIDE AN AUTOMATIC REINVESTMENT SERVICE, IT MAY BE NECESSARY FOR YOU TO HAVE YOUR SHARES TAKEN OUT OF "STREET NAME" AND REGISTERED IN YOUR OWN NAME TO GUARANTEE YOUR PARTICIPATION. OTHERWISE, DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN CASH BY YOUR BROKER OR NOMINEE.

SBF and the Agent may amend or terminate the Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

Any inquiries concerning the Plans should be directed to the Agent at:

                           The Bank of New York
                           Investor Relations Department
                           P.O. Box 11258
                           New York, New York 10286-1258
                           1-800-432-8224


                          THE SALOMON BROTHERS FUND INC

                  AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                      REINVESTMENT PLAN FOR SHAREOWNERS OF
                          THE SALOMON BROTHERS FUND INC

                                  COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

     I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     / / (1) All net investment income dividends and capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

     / / (2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

     / / (3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

     (Choose one of the above.)

     I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).

     I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

                 (Please sign on the reverse side of this card.)

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

   (b) Participants in the DRPlan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

    (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New
York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

    (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

    (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

    (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date.The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

     If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:
                                    THE BANK OF NEW YORK
                                    P.O. Box 1958
                                    Newark, NJ 07101-9774
                                    Att: Dividend Reinvestment Department

                                    DATED:_____________________, 19____

                                    PLEASE SIGN, DATE AND RETURN
                                    USING THE ENCLOSED ENVELOPE

                                    -------------------------------
                                    Signature

                                    -------------------------------
                                    Signature (if held jointly)

                  Please sign exactly as your name(s) appear hereon.
                             THIS IS NOT A PROXY

SALOMON BROTHERS FUND INC

3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.

4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

    It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.

    The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

5. No certificate with respect to reinvested dividends and distributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

    (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

    (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

         If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York. Any inquiries regarding the Plans should be directed to the Agent at:

                           THE BANK OF NEW YORK
                           Investor Relations Department
                           P.O. Box 11258
                           New York, New York  10286-1258
                           1-800-432-8224

Board of Directors

Charles F. Barber                Consultant; formerly Chairman, ASARCO
                                 Incorporated
                                 Member of the Audit Committee

Andrew L. Breech                 President, Dealer Operating Control Service,
                                 Inc.
                                 Member of the Proxy Committee

Carol L. Colman                  President, Colman Consulting Co., Inc.
                                 Member of the Audit Committee

William R. Dill                  Consultant; formerly President, Boston
                                 Architectural Center; formerly President,
                                 Anna Maria College
                                 Member of the Nominating Committee

Heath B. McLendon                Chairman and President, Managing Director,
                                 Salomon Smith Barney, Inc.; President and
                                 Director, Mutual Management Corp. and
                                 Travelers Investment Adviser, Inc.; Chairman of Smith Barney Strategy Advisors Inc.

Clifford M. Kirtland, Jr.        Member of the Advisory Committee, Nero
                                 Moseley Partners; formerly Director, Oxford
                                 Industries, Inc., Shaw Industries, Inc.
                                 Graphic Industries, Inc. and CSX Corp.;
                                 formerly Chairman and President, Cox
                                 Communications, Inc.
                                 Member of the Proxy Committee

Robert W. Lawless                President and Chief Executive Officer,
                                 University of Tulsa; formerly President and Chief Executive Officer, Texas Tech
                                 University and Texas Tech University Health
                                 Sciences Center
                                 Member of the Proxy Committee

Louis P. Mattis                  Consultant; formerly Chairman and President,
                                 Sterling Winthrop Inc.
                                 Member of the Nominating Committee

Thomas F. Schlafly               Of counsel to Blackwell Sanders Peper Martin
                                 LLP (law Firm); President, The Saint Louis
                                 Brewery, Inc.
                                 Member of the Audit and Nominating Committees

Officers

Heath B. McLendon                        Chairman and President

Lewis E. Daidone                         Executive Vice President & Treasurer

Michael A. Kagan                         Executive Vice President

Martin L. Roberts                        Vice President

Christine T. Sydor                       Secretary

Anthony Pace                             Assistant Treasurer

Janet S. Tolchin                         Assistant Treasurer

Robert A. Vegliante                      Assistant Secretary

Salomon Brothers Asset Management Inc.   Investment Manager
New York, New York

The Bank of New York                     Custodian, Transfer and Dividend
New York, New York                       Disbursing Agent

Simpson Thacher & Bartlett               Legal Counsel
New York, New York

PricewaterhouseCoopers LLP               Independent Accountants
New York, New York

                          THE SALOMON BROTHERS FUND INC
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048



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